UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 25, 2017

STAR GROUP, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-14129	06-1437793
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 West Broad Street Suite 310, Stamford, CT 06902

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (203) 328-7310

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective October 25, 2017, Star Gas Partners, L.P. (the “Partnership”) filed amendments to its Amended and Restated Certificate of Limited Partnership to change its name to Star Group, L.P. and update the address of its general partner. The name change was made in accordance with the General Corporation Law of the State of Delaware. A copy of the Certificate of Amendment to the Amended and Restated Certificate of Limited Partnership of Star Gas Partners, L.P. is attached hereto as Exhibit 3.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On October 25, 2017, the Partnership held a special meeting of its unitholders. The matters submitted to the unitholders for a vote at the special meeting were set forth in the Partnership’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on September 15, 2017 and distributed to the unitholders. Unitholders representing 39,647,565, or 70.94%, of the common units outstanding and entitled to vote as of the record date, September 13, 2017, were represented at the meeting either in person or by proxy. The matters proposed to the unitholders for a vote were: (1) to consider a proposal that would allow the Partnership to elect to be treated as a corporation, instead of a partnership, for federal income tax purposes and (2) to consider a proposal to approve and adopt the Third Amended and Restated Agreement of Limited Partnership of the Partnership (the “Third Amended and Restated Partnership Agreement”) to give effect to the change in federal income tax classification from a partnership to a corporation as proposed by Proposal No. 1. The results of the special meeting are set forth below.

Proposal 1: Election to treat the Partnership as a corporation

Number of votes cast for the proposal    39,380,426

Number of votes cast against the proposal    197,932

Number of abstentions     69,207

Number of broker non-votes     0

Proposal 2: Adoption of the Third Amended and Restated Partnership Agreement

Number of votes cast for the proposal    39,301,814

Number of votes cast against the proposal    153,751

Number of abstentions     192,000

Number of broker non-votes     0

Item 9.01	Financial Statement and Exhibits

Exhibit 3.1	Certificate of Amendment to the Amended and Restated Certificate of Limited Partnership of Star Gas Partners, L.P.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAR GROUP, L.P.

By: Kestrel Heat, LLC (General Partner)

By:	/s/ Richard Ambury
Name:	Richard Ambury
Title:	Chief Financial Officer

Date: October 27, 2017